Exhibit 99.1

Lantronix Announces Preliminary Record Revenue Results for First Quarter of Fiscal 2022 with Final Results to be Reported on November 11, 2021

IRVINE, Calif., October 28, 2021 — Lantronix, Inc. (the “Company”) (NASDAQ: LTRX), a global provider of secure turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM), offering Software as a Service (SaaS), connectivity services, engineering services, and intelligent hardware, today announced preliminary revenue results for its fiscal 2022 first quarter ended September 30, 2021, and will release full results on November 11, 2021, after the close of the market.

For the first quarter of fiscal 2022 ended September 30, 2021, Lantronix currently expects to report record revenues greater than $27 million, driven by record backlog, robust demand, and concerted supply chain disruption mitigation.

Management will host an investor conference call and audio webcast at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on November 11, 2021. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q1 FY 2022 call. The webcast will be available simultaneously via the investor relations section of the Company’s website at www.lantronix.com.

Investors can access a replay of the conference call starting at approximately 7:00 p.m. Pacific Time on November 11, 2021, at www.lantronix.com. A telephonic replay will also be available through November 18, 2021, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) or Canada Toll-Free 855-669-9658 and entering passcode 10161701.

About Lantronix

Lantronix, Inc. is a global provider of engineering services, hardware, and software solutions for Edge Computing, the Internet of Things (IoT), and Out-of-Band Management (OOBM). Lantronix enables its customers to provide reliable and secure IoT Intelligent Edge and OOBM solutions while accelerating time to market. Lantronix’s products and services dramatically simplify the creation, development, deployment, and management of IoT projects while providing quality, reliability and security across hardware, software, and solutions.

With three decades of proven experience in creating robust IoT technologies and OOBM solutions, Lantronix is an innovator in enabling its customers to build new business models, leverage greater efficiencies and realize the possibilities of the Internet of Things. Lantronix’s solutions are deployed inside millions of machines at data centers, offices, and remote sites serving a wide range of industries, including energy, agriculture, medical, security, manufacturing, distribution, transportation, retail, financial, environmental and government.

Lantronix is headquartered in Irvine, Calif. For more information, visit www.lantronix.com.

Learn more at the Lantronix blog, www.lantronix.com/blog, featuring industry discussion and updates. To follow Lantronix on Twitter, please visit www.twitter.com/Lantronix. View our video library on YouTube at www.youtube.com/user/LantronixInc or connect with us on LinkedIn at www.linkedin.com/company/lantronix.

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Preliminary Estimated Results

Lantronix’s announced preliminary estimated results for its fiscal first quarter ended September 30, 2021 are preliminary and may change. Lantronix has not completed its normal quarterly closing procedures for the quarter ended September 30, 2021 and there can be no assurance that final results for the quarter will not differ from the preliminary estimated results included herein. In addition, these preliminary estimated results should not be viewed as a substitute for full interim financial statements prepared in accordance with GAAP that have been reviewed by Lantronix’s auditors.

Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue and earnings expectations for the first quarter of fiscal 2022. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the impact of the COVID-19 pandemic, including the emergence of new more contagious and/or vaccine-resistant strains of the virus and the impact of vaccination efforts, including the efficacy and public acceptance of vaccinations, on our business, employees, supply and distribution chains and the global economy; the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to successfully convert our backlog and current demand; our ability to continue to mitigate disruption in our and our suppliers’ and vendors’ supply chains; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2021, filed with the Securities and Exchange Commission (the “SEC”) on August 27, 2021, including in the section entitled “Risk Factors” in Item 1A of Part I of that report, and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

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Lantronix Media Contact:	Lantronix Analyst and Investor Contact:
Gail Kathryn Miller	Jeremy Whitaker
Corporate Marketing &	Chief Financial Officer
Communications Manager	investors@lantronix.com
media@lantronix.com	949-450-7241
949-453-7158

Lantronix Sales:
sales@lantronix.com
Americas +1 (800) 422-7055 (US and Canada) or +1 949-453-3990
Europe, Middle East and Africa +31 (0)76 52 36 744
Asia Pacific + 852 3955-0218
China + 86 21-6237-8868
Japan +81 (0) 50-1354-6201
India +91 994-551-2488

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© 2020 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark, and SLB and SLC are trademarks of Lantronix Inc. Other trademarks and trade names are those of their respective owners.

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